UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2022
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

   The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing, except as shall be expressly set forth by specific reference.

On July 28, 2022, L3Harris Technologies, Inc. (“L3Harris”) released its financial results, including of operations and financial condition as of and for the second quarter of 2022 and fiscal year 2022 guidance for expected revenue, organic revenue growth, margin, earnings per diluted share from continuing operations, and cash flow, in an Investor Letter. The full text of the press release announcing the release of the financial results is furnished herewith as Exhibit 99.1, and the full text of the Investor Letter and accompanying financial tables are furnished herewith as Exhibit 99.2, which exhibits are incorporated herein by reference.

Non-GAAP Financial Measures

This Investor Letter contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (“SEC”), including non-GAAP earnings per diluted share from continuing operations (“EPS”), segment operating margin, non-GAAP segment operating margin, non-GAAP segment operating income and adjusted free cash flow for the second quarters of 2022 and 2021; organic revenue growth for L3Harris and for its Integrated Mission Systems segment the second quarter of 2022; segment operating income and margin for the Integrated Mission Systems segment for second quarter of 2022; debt to net-debt-to-EBITDA (adjusted earnings before interest, taxes, depreciation and amortization ratio); non-GAAP effective tax rate and expected organic revenue growth, segment operating margin, EPS, and adjusted free cash flow, non-GAAP effective tax rate for 2022; in each case, adjusted for certain costs, charges, expenses, losses or other amounts as set forth in the reconciliations of non-GAAP financial measures included in the financial statement tables accompanying this Investor Letter. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).

L3Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. L3Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze L3Harris business trends and to understand L3Harris performance. In addition, L3Harris may utilize non-GAAP financial measures as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

                        EXHIBIT INDEX
     The following exhibit is furnished herewith:

99.1	Press Release, issued by L3Harris Technologies, Inc. on July 28, 2022 (furnished pursuant to Item 2.02 and Item 7.01).
99.2	Investor Letter, issued by L3Harris Technologies, Inc. on July 28, 2022 (furnished pursuant to Item 2.02 and Item 7.01).
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
By:	/s/ Michelle L. Turner
	Name:	Michelle L. Turner
	Title:	Senior Vice President and Chief Financial Officer

Date: July 28, 2022